                           PLAYBOY ENTERPRISES, INC.
                      FIRST AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Chicago, Illinois

LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of February 10, 1995 (the "Credit Agreement") currently in effect by and among, Playboy Enterprises, Inc., a Delaware corporation (the "Company"), and you (the "Lenders"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company hereby applies to the Lenders to extend the availability of the Revolving Credit provided for by the Credit Agreement, amend certain of the financial covenants contained therein and make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

1. AMENDMENTS.

     Upon the Lenders' acceptance hereof in the space provided for that purpose below, the Credit Agreement shall be and hereby is amended as follows:

          1.01. Credit Reduction Upon Rights Offering. Section 3.5 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Section 3.5. Mandatory Partial Terminations of Revolving Credit Commitments. Effective on the first to occur of a Rights Offering or December 31, 1995, the Revolving Credit Commitments shall be reduced to $19,500,000, such reduction to reduce the Revolving Credit Commitments of the Lenders ratably. Any such termination of the Revolving Credit Commitments pursuant to this Section 3.5 may not be reinstated."

          1.02. Collateral Documents Include Guarantees. The definition of "Collateral Documents" appearing in Section 5.1 of the Credit Agreement is hereby amended:

          " `Collateral Documents' means the Security Agreement, the California Mortgage and all other mortgages, deeds of trust, security agreements, assignments, financing statements, and other documents executed by the Company or any Subsidiary as shall from time to time secure the Obligations. The Collateral Documents also include such guarantees of the Obligations by the Material Subsidiaries as the Required Lenders from time to time request to assure compliance with
          Section 4.1 hereof."

          1.03. Definition of Leverage Ratio. The definition of "Leverage Ratio" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          " `Leverage Ratio' means, as of any time the same is to be determined, the ratio of (x) Total Liabilities to (y) Net Worth."

          1.04. Definition of Rights Offering. Section 5.1 of the Credit Agreement is hereby amended by adding the definition of "Rights Offering" in the appropriate alphabetical order as follows:

          " `Rights Offering' shall mean the issuance and sale by the Company (whether public or private) after the date hereof of any debt or equity securities issued by it (it being understood and agreed that any debt security must comply with Section 8.10 hereof)."

          1.05. Extension of Termination Date. The definition of "Termination Date" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          " `Termination Date' means September 30, 1997, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to
     Section 3.4, 3.5, 9.2 or 9.3 hereof. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE LENDERS HAVE ABSOLUTELY NO OBLIGATION WHATSOEVER TO EXTEND THE TERMINATION DATE BEYOND SEPTEMBER 30, 1997."

          1.06. Total Liabilities. Section 5.1 of the Credit Agreement is hereby amended by adding the definition of "Total Liabilities" in the appropriate alphabetical order as follows:

          " `Total Liabilities' means, as of any time the same is to be determined, the aggregate of all indebtedness, obligations, liabilities, reserves and any other items which would be listed as a liability on a balance sheet of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP, but in any event excluding deferred revenues."

          1.07. Unnecessary Definitions. Section 5.1 of the Credit Agreement is hereby further amended by deleting from such Section the definitions of the following terms appearing therein: "Funded Debt", "Cash Flow Coverage Ratio", "EBITDA", "Cash Programming Costs" and "Capital Expenditures."

          1.08. Subsidiaries' Corporate Authority. Section 6.3 of the Credit Agreement is hereby amended by adding the following sentence immediately at the end thereof:

          "The foregoing representations and warranties as to the Company's right and authority, and as to the Loan Documents, shall also be true for each Material Subsidiary and the Loan Documents executed by such Material Subsidiary to the same extent as if (x) all references in the foregoing representations and warranties to the Company were instead references to such Material Subsidiary, (y) all references therein to the Notes and borrowings were instead referenced to any guaranty by such Material Subsidiary of any Obligations and (z) all references therein to the Loan Documents were only to those Loan Documents executed by such Material Subsidiary."

          1.09. Net Worth Requirement. Section 8.7 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Section 8.7. Net Worth. The Company will at all times maintain Net Worth of not less than the Minimum Required Amount. For purposes of this Section, the term `Minimum Required Amount' shall mean as of any time, $40,000,000 plus 75% of net proceeds previously received from any Rights Offering consisting of the issuance of equity securities (net proceeds for such purposes to be gross proceeds of such offering less reasonable underwriting discounts and commissions and other reasonable costs directly incurred and payable as a result thereof)."

          1.10. Leverage Ratio Requirement. Section 8.8 of the Credit Agreement is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "Section 8.8. Leverage Ratio. The Company will at all times maintain a Leverage Ratio of not more than 2.0 to 1.0."

          1.11. Commercial Paper. Section 8.12(b) is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "(b) investments in commercial paper rated at least P1 by Moody's Investors Services, Inc. or at least A-1 by Standard & Poor's Corporation, in each case, maturing within 270 days of the date of issuance thereof;".

          1.12. Certificates of Deposit. Section 8.12(c) is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "(c) investments in certificates of deposit issued by a commercial bank organized under the laws of the United States, Japan, Germany or the United Kingdom having capital, surplus and undivided profits of not less than U.S. S100,000,000 in each case which have a maturity of one year or less;".

          1.13. FlexTech Arrangements. Section 8.12(h) is hereby amended and as so amended shall be restated in its entirety to read as follows:

          "(h) the investment of the Company and Playboy Entertainment Group, Inc. in Playboy TV UK/Benelux Limited, a company incorporated under the laws of the United Kingdom, and in related licensing arrangements provided the amount so invested aggregates not more than $4,000,000 on a cumulative basis after January 1, 1995;".

2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.01. The Company, the Agent and the Lenders shall have executed and delivered this Amendment.

          2.02. The Company shall have executed a First Supplemental Deed of Trust, Fixture Filing and Security Agreement in the form of Exhibit A hereto (the "First Supplement") supplementing the California Mortgage so that the same shall secure the Revolving Credit as modified hereby.

          2.03. No Default or Event of Default shall have occurred and be continuing as of the date this Amendment would otherwise take effect.

          2.04. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders and their counsel; and the Lenders shall have received the favorable written opinion of counsel for the Company in substantially the form of Exhibit B hereto.

3. CALIFORNIA MORTGAGE.

     Within fifteen Business Days of the recordation of the First Supplement, the Company shall at its expense furnish the Agent with an endorsement to the Agent's February 16, 1995 title insurance policy issued by Chicago Title Insurance Company under its number 9428314, the effect of which is to insure the validity and priority of the California Mortgage as security for the Revolving Credit as modified hereby, which endorsement shall bring the effective date of coverage thereunder down to the date of such recordation and show no exceptions to title or coverage other than those shown on the February 8, 1995 commitment for such policy (provided that the mortgage identified at Section E of Schedule B to such commitment shall not show as an exception). The failure to furnish such endorsement shall constitute an Event of Default

4. REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph, (i) the representations contained in Section 6.3 shall be deemed to include this Amendment as and when it refers to Loan Documents and (ii) the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5. MISCELLANEOUS.

     5.01. The Company acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby. The Company further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit shall be deemed a reference to the Revolving Credit as so modified. The Company further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.

     5.02. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith. or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.03. The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     5.04. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Dated as of March 31, 1995.

                                       PLAYBOY ENTERPRISES, INC.

                                            (Signature of Xxxxxxxx Xxxxxxxx)
                                       By _____________________________________

                                              Senior Vice President & Treasurer
                                          Its _________________________________


     Each of the undersigned acknowledges and agrees that while the following is not required, each confirms that: (i) all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby; (ii) all references in such Collateral Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby; (iii) each of the undersigned will continue to execute and deliver any and all instruments or documents as may be required by the Agent or Required Lenders to confirm any of the foregoing.


                                       PLAYBOY ENTERTAINMENT GROUP, INC.


                                             (Signature of Robert O. Capbill)
                                       By _____________________________________
                                          Its Assistant Treasurer


                                       CRITICS' CHOICE VIDEO, INC.

                                             (Signature of Robert O. Capbill)
                                       By _____________________________________
                                          Its Assistant Treasurer


                                       LIFESTYLE BRANDS, LTD.

                                             (Signature of Robert O. Capbill)
                                       By _____________________________________
                                          Its Assistant Treasurer

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                      HARRIS TRUST AND SAVINGS BANK



                                      By ____________________________________
                                          Its Vice President



                                      LASALLE NATIONAL BANK

                                               (Signature of Dick P. ??)
                                       By ____________________________________
                                          Its Commercial Loan Officer

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                       HARRIS TRUST AND SAVINGS BANK


                                             (Signature of Xxxxxx Xxxxxxx)
                                       By _____________________________________
                                          Its Vice President


                                       LASALLE NATIONAL BANK


                                       By _____________________________________
                                          Its _________________________________

                                   EXHIBIT A

                           PLAYBOY ENTERPRISES, INC.

                       FIRST SUPPLEMENT TO DEED OF TRUST,
                     FIXTURE FILING AND SECURITY AGREEMENT
                           WITH ASSIGNMENT OF RENTS

     This First Supplement to Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of March 31, 1995 (the "Supplement") from PLAYBOY ENTERPRISES, INC., a Delaware corporation 680 North Lake Shore Drive, Chicago, Illinois 60611 (the "Grantor"), to CHICAGO TITLE INSURANCE COMPANY, a Missouri corporation, as Trustee, having an office at 700 South Flower, Suite 900, Los Angeles, California 90017 (the "Trustee"), and in trust for the benefit of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation whose post office address is 111 West Monroe Street, Chicago, Illinois 60690 (hereinafter referred to individually as "Harris"), as Administrative Agent hereunder for the Lenders hereinafter defined (Harris acting as such agent and any successor or successors to Harris in such capacity being hereinafter referred to as the "Beneficiary");

                        W I T N E S S E T H  T H A T :

     WHEREAS, the Grantor did heretofore execute and deliver to the Beneficiary that certain Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents dated as of February 10, 1995 and recorded in the Recorder's Office of Los Angeles County, California on February 16, 1995 as Document No. 95-263308 (said Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents being hereinafter referred to as the "Deed of Trust") to mortgage, among other things, the real estate described in Schedule I attached hereto; and

     WHEREAS, the Deed of Trust currently secures, among other things, loans (the "Revolving Loans") and letters of credit (the "Letters of Credit") extended and to be extended from time to time by the Lenders (as hereinafter defined) on a revolving basis under a revolving credit facility (the "Revolving Credit") in a principal amount not to exceed $30,000,000 at any one time outstanding provided for by that certain Credit Agreement dated as of February 10, 1995 by and among the Grantor, Harris and LaSalle National Bank, a national banking association (hereinafter referred to individually as "LaSalle"), individually and as Co-Agent for the Lenders hereinafter defined (LaSalle acting as such agent and any successor or successors to LaSalle in such capacity being hereinafter referred to as "Co-Agent"), and such other lenders which may from time to time hereafter become parties thereto (Harris, LaSalle and such other lenders hereafter party to the Credit Agreement being herein referred to collectively as the "Lenders" and individually a

This Instrument Prepared By:
James E. Basta
Chapman and Cutler
111 West Monroe Street
Chicago, Illinois 60603

"Lender"; and such Credit Agreement as so amended and as the same may from time to time be further modified or amended being hereinafter referred to as the "Credit Agreement"); and

     WHEREAS, the Revolving Loans are evidenced by those certain Revolving Credit Notes of the Grantor dated February 10, 1995 payable to the order of the respective Lenders in the aggregate face principal amount of $30,000,000 (such Revolving Credit Notes and any and all notes issued in substitution or replacement therefor or in extension or renewal thereof in whole or in part, together with any and all modifications and amendments of any of the foregoing, being hereinafter referred to collectively as the "Notes"); and

     WHEREAS, the Grantor has entered into a First Amendment to Credit Agreement with the Lenders bearing even date herewith (the "First Amendment"), pursuant to which the Grantor and the Lenders have agreed to, among other things, extend to September 30, 1997 (the "New Termination Date") (i) the availability of the Revolving Credit so as to continue through the New Termination Date the availability to the Grantor under the Revolving Credit on a revolving basis of new Revolving Loans, Letters of Credit and other financial accommodations. (ii) the deadline by which Letters of Credit must expire and thus the date by which drawings thereunder must be made and (iii) the final maturity of the Notes, Reimbursement Obligations and all other obligations under the Credit Agreement; and

     WHEREAS, as a condition precedent to extending the period of availability of their respective commitments under the Revolving Credit as provided by the First Amendment, the Lenders require the Grantor, and to accommodate that requirement the Grantor desires by this Supplement, to confirm and assure that all the real estate and other properties, rights, interests and privileges of the Grantor which are currently subject to the lien of the Deed of Trust be and constitute collateral security not only for the indebtedness currently secured thereby but also for the additional credit which may from time to time be extended under the Revolving Credit as so modified; and

     WHEREAS, the Deed of Trust is to continue to secure all the indebtedness now secured thereby, and this Supplement is being executed and delivered to confirm and assure the foregoing;

     NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the First Amendment and other good and valuable consideration, receipt whereof is hereby acknowledged, the Deed of Trust shall be and hereby is supplemented as follows, to wit:

     NOW, THEREFORE, to secure (i) the payment of the principal and premium, if any, of and interest on the Notes (as amended by, without limitation, the First Amendment) as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all Revolving Loans now or hereafter evidenced thereby, (ii) the payment of all sums owing in connection with the Letters of Credit issued under the Revolving Credit as extended by the First Amendment (collectively, the "Reimbursement Obligations") as and when the same become due and payable, including without limitation the obligation to reimburse the issuer for each drawing on each Letter of Credit issued by it,
(iii) the payment of all sums due or owing with respect to the Hedging Liability (as defined in the Deed of Trust), (iv) the obligation of Grantor to pay Beneficiary, Co-Agent and the Lenders certain fees, costs, expenses, indemnities and other amounts pursuant to the Credit Agreement (as amended by, without limitation, the First Amendment) and the applications and agreements for the Letters of Credit, (v) the payment of all other indebtedness, obligations and liabilities which the Deed of Trust as supplemented secures pursuant to any of its terms and (vi) the observance and performance of all covenants and agreements contained herein or in the Notes, the Credit Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto (all of such indebtedness, obligations and liabilities described in clauses (i), (ii), (iii),
(iv), (v) and (vi) above being hereinafter collectively referred to as the "indebtedness hereby secured"), GRANTOR DOES HEREBY IRREVOCABLY GRANT,
TRANSFER, BARGAIN, SELL, CONVEY, MORTGAGE, WARRANT, ASSIGN AND PLEDGE UNTO TRUSTEE IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, all and singular the properties, rights, interests and privileges described in Granting Clauses I, II, III, IV, V and VI below, all of the same being collectively referred to herein as the "Mortgaged Premises", and does hereby grant to Beneficiary, Beneficiary's successors and assigns, a security interest in that portion of the Mortgaged Premises constituting personal property described in Granting Clause II, III, IV and V below:

                               GRANTING CLAUSE I

     That certain real estate lying and being in Los Angeles, County of Los Angeles and State of California more particularly described in Schedule I attached hereto and made a part hereof.

                               GRANTING CLAUSE II

     All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used or useful in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, including but not limited to all machinery, motors, fittings, radiators, awnings, shades, screens, all gas, coal, steam, electric, oil and other heating, cooking, power and lighting apparatus and fixtures, all fire prevention and extinguishing equipment and apparatus, all cooling and ventilating apparatus and systems, all plumbing, incinerating, and sprinkler equipment and fixtures, all elevators and escalators, all communication and electronic monitoring equipment, all window and structural cleaning rigs and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, draperies, carpets, other furnishings, equipment and personal property used or useful in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds of any of the foregoing; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of the Deed of Trust as supplemented to be real estate and covered by the Deed of Trust as supplemented.

                              GRANTING CLAUSE III

     All right, title and interest of Grantor now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, franchises, appurtenances and royalties, mineral, oil, and water rights belonging or in any wise appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of Grantor in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof of, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the indebtedness hereby secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of Grantor under the provisions of such leases or other agreements nor shall such obligations be imposed upon Trustee, Beneficiary, Co-Agent or any Lender.

                               GRANTING CLAUSE IV

     All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards") and all insurance policies required hereunder and the proceeds thereof.

                               GRANTING CLAUSE V

     A11 property and rights, if any, which are by the express provisions of this instrument required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected by Grantor or by anyone in Grantor's behalf to the lien of the Deed of Trust as supplemented.

                               GRANTING CLAUSE VI

     A11 rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to Grantor and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

     TO HAVE AND TO HOLD the Mortgaged Premises and the properties, rights and privileges hereby granted, transferred, bargained, sold, conveyed, mortgaged, warranted, assigned and pledged, and in which a security interest is granted, or intended so to be, unto Trustee, and to Trustee's successors and assigns, forever.

     BUT IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the Notes and the other indebtedness hereby secured; provided, however, that this instrument is made by Grantor and accepted by Trustee and Beneficiary upon the express condition that if the principal of and interest on the Notes and all sums from time to time advanced thereon shall be paid in full and all other indebtedness hereby secured shall be fully paid and performed (including all sums payable under or according to the provisions of the Applications), all Letters of Credit shall have expired and any commitment contained in the Credit Agreement as amended by, without limitation, the First Amendment to extend credit thereunder shall have terminated, then this instrument and the estate and rights hereby shall cease, terminate and be void and this instrument shall be released by Trustee upon written request and at the expense of Grantor, otherwise to remain in full force and effect.

     In order to induce the Lenders to enter the First Amendment and to induce the Beneficiary to accept this Supplement, the Grantor hereby further covenants and agrees with, and represents and warrants to, the Beneficiary as follows:

          1. The foregoing Granting Clauses are in addition to and supplemental of and not in substitution for the granting clauses contained in the Deed of Trust. Nothing herein contained shall in any manner affect or impair the priority of the lien of the Deed of Trust as to the indebtedness which would be secured thereby prior to giving effect to this Supplement.

          2. Grantor hereby represents and warrants to Beneficiary that as of the date hereof each of the representations and warranties set forth in the Deed of Trust as supplemented hereby are true and correct and that no event of default (as such term is defined in the Deed of Trust), or any other event which with the lapse of time, the giving of notice, or both, would constitute such an event of default, has occurred and is continuing or shall result after giving effect to this Supplement. The Grantor hereby repeats and reaffirms all covenants and warranties contained in the Deed of Trust, each and all of which shall be applicable to all of the indebtedness secured by the Deed of Trust as supplemented hereby. The Grantor repeats and reaffirms its covenant that all the indebtedness secured by the Deed of Trust as supplemented hereby will be promptly paid as and when the same becomes due and payable.

          3. All capitalized terms used herein without definition shall have the same meanings herein as they have in the Credit Agreement as amended by, without limitation, the First Amendment. The definitions provided herein of any capitalized terms shall apply to such capitalized terms as the same appear in the Deed of Trust as supplemented hereby, all to the end that any such capitalized terms defined herein and used in the Deed of Trust as supplemented hereby shall now have the meaning given to such capitalized terms herein. Without limiting the foregoing, all references in the Deed of Trust to the term "Termination Date" or the date "March 31, 1995" shall be deemed references to the New Termination Date; all references in the Deed of Trust to the term "indebtedness hereby secured" shall be deemed references to all the indebtedness, obligations and liabilities secured by the Deed of Trust as supplemented hereby; and all references in the Deed of Trust to the Credit Agreement shall be deemed references to the Credit Agreement as amended by the First Amendment and as the same may from time to time be further modified or amended.

          4. All of the provisions, stipulations, powers and covenants contained in the Deed of Trust shall stand and remain unchanged and in full force and effect except to the extent specifically modified hereby and shall be applicable to all of the indebtedness secured by the Deed of Trust as supplemented hereby.

          5. The Deed of Trust as hereby supplemented is given to secure, among other things, loans and letters of credit extended on a revolving basis and shall secure not only presently existing indebtedness under the Credit Agreement as amended by the First Amendment but also future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise, as are made within ten (10) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of the Deed of Trust, although there may be no advance made at the time of execution of this Supplement and although there may be no indebtedness hereby secured outstanding at the time any advance is made. The lien of the Deed of Trust as hereby supplemented shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office in the county in which the Mortgaged Premises are located. The total amount of indebtedness hereby secured may increase or decrease from time to time, but the total unpaid balance of indebtedness secured (including disbursements which Beneficiary may make under the Deed of Trust as hereby supplemented, the Credit Agreement as amended by the First Amendment or any other documents related thereto) at any one time outstanding shall not exceed a maximum principal amount of Sixty Million Dollars ($60,000,000) plus interest thereon and any disbursements made for payment of taxes, special assessments or insurance on the Mortgaged Premises and interest on such disbursements (all such indebtedness being hereinafter referred to as the "maximum amount secured hereby"). The Deed of Trust as hereby supplemented shall be valid and have priority over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Mortgaged Premises, to the extent of the maximum amount secured hereby.

          6. This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same instrument.

          7. No reference to this Supplement need be made in any note, instrument or other document making reference to the Deed of Trust, any reference to the Deed of Trust in any of such to be deemed to be a reference to the Deed of Trust as supplemented hereby.

          8. Wherever herein any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements by or on behalf of the Grantor, or by or on behalf of the Beneficiary, or by or on behalf of the holder or holders of the indebtedness hereby secured contained in the Deed of Trust as supplemented hereby shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

     IN WITNESS WHEREOF, the Grantor has caused these presents to be duly executed the day and year first above written.


                                       PLAYBOY ENTERPRISES, INC.

                                       By______________________________________
                                         Its___________________________________


                                         --------------------------------------
                                         (Type or Print Name)


     Accepted and agreed to in Chicago, Illinois as of the day and date first above written.

                                       HARRIS TRUST AND SAVINGS BANK, as
                                         Beneficiary and Administrative Agent
                                         for the Lenders as aforesaid

                                       By______________________________________
                                         Its Vice President


                                         ______________________________________
                                         (Type or Print Name)

STATE OF ILLINOIS       )
                        ) SS.
COUNTY OF COOK          )

     On this _____ day of __________, 1995, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared ________ ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the _______________________________________ of Playboy Enterprises, Inc., the
corporation therein named, and acknowledged to me that said corporation executed the within instrument pursuant to its by-laws or resolution of its board of directors.

     WITNESS my hand and official seal.



                                       _______________________________________
                                       Notary Public

(SEAL)

MY COMMISSION EXPIRES:

_____________________________

STATE OF ILLINOIS       )
                        )SS.
COUNTY OF COOK          )

     On this _____ day of _________, 1995, before me, the undersigned, a Notary Public of said State, duly commissioned and sworn, personally appeared ________ _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the Vice President of Harris Trust and Savings Bank, the banking corporation therein named, and acknowledged to me that said corporation executed the within instrument pursuant to its by-laws or resolution of its board of directors.

     WITNESS my hand and official seal.



                                       ________________________________________
                                       Notary Public

(SEAL)

MY COMMISSION EXPIRES:

_____________________________

                                   SCHEDULE I

                               LEGAL DESCRIPTION

PARCEL 1:

ALL THAT PORTION OF LOT 33 OF TRACT NO. 9061, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 121 PAGES 64 TO 66 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING SOUTHEASTERLY OF A LINE PARALLEL WITH AND DISTANT 40 FEET NORTHWESTERLY, MEASURED AT RIGHT ANGLES FROM THE SOUTHEASTERLY LINE OF SAID LOT 33.

PARCEL 2:

LOT 34 OF TRACT NO. 9061, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 121 PAGES 64, 65 AND 66 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                   EXHIBIT B

                                    PLAYBOY

                                 HOWARD SHAPIRO
                    Executive Vice President & General Counsel

                                 March 31, 1995

Harris Trust and Savings Bank,
     as Administrative Agent under the Credit
     Agreement referred to below, and as
     Agent under the Collateral Documents

LaSalle National Bank,
     as Co-Agent under the Credit Agreement
     referred to below

and

The Lenders party to the Credit Agreement referred to below

                         Re: Playboy Enterprises, Inc.
                             Amended Credit Agreement

Ladies and Gentlemen:

I am the General Counsel of Playboy Enterprises, Inc., a Delaware corporation (the "Borrower"). I am familiar with the Credit Agreement dated as of February 10, 1995 (the "Credit Agreement"), among the Borrower, the Lenders party thereto, Harris Trust and Savings Bank ("Harris"), individually and as Administrative Agent (in such capacity, the "Administrative Agent"), and LaSalle National Bank, individually and as Co-Agent (in such capacity, the "Co-Agent"), and the transactions contemplated thereby. As General Counsel to the Borrower, I have also acted as counsel to (i) Playboy Entertainment Group, Inc., a Delaware corporation ("PEG"), in connection with the Guaranty dated as of February 10, 1995 (the "PEG Guaranty") executed by PEG in favor of the Bank Creditors (as defined in the PEG Guaranty), (ii) Critics' Choice Video, Inc., an Illinois corporation ("CCV"), in connection with the Guaranty dated as of February 10, 1995 (the "CCV Guaranty") executed by CCV in favor of the Bank Creditors (as defined in the CCV Guaranty) and (iii) Lifestyle Brands, Ltd., a Delaware corporation ("Lifestyle," together with PEG and CCV, the

"Subsidiaries"), in connection with the Guaranty dated as of February 10, 1995. The Borrower and each of the Subsidiaries are individually referred to herein as a "Loan Party" and collectively as the "Loan Parties." Capitalized terms used and not otherwise defined herein have the meanings assigned such terms in the credit agreement.

In connection with this opinion, I have reviewed copies of the following documents (collectively, the "Credit Documents"):

(a)  the First Amendment to Credit Agreement, dated as of March 31, 1995;

(b)  the Notes; and

(c) the First Supplemental Deed of Trust, Fixture Filing and Security Agreement dated as of March 31, 1995.

I have also made such other examinations and inquiries as I have deemed necessary and/or appropriate as a basis for the opinions hereinafter expressed. Based on the foregoing, I am of the opinion that:

1. Each Loan Party is a corporation duly existing and in good standing under the laws of its state of incorporation. Each Loan Party is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where such qualification is required because of the nature of its activities or properties.

2. Each Loan Party has full power to execute and deliver, and perform its obligations under, each Credit Document to which it is a party. Without limiting the foregoing, the Borrower has full power to borrow monies under the Credit Agreement and to execute and deliver, and perform its obligations under, the Notes.

3. The execution and delivery of each Credit Document by each Loan Party a party thereto, and the performance by each Loan Party of its obligations under each Credit Document to which it is party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, and do not contravene or conflict with any provision of law or of the certificate or articles of incorporation or by-laws of any Loan Party or of any material agreement binding upon any Loan Party.

4. Each Credit Document has been duly executed and delivered by each Loan Party a party thereto.

5. Each of the Credit Documents constitutes the valid and binding obligation of each Loan Party a party thereto, enforceable against such party in accordance with its terms, subject as to enforceability, to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

This opinion may be relied upon by only the Administrative Agent, the Co-Agent, the Agent and the Lenders and is solely for their benefit in connection with the above transaction. This opinion may not be relied upon by the Administrative Agent, the Co-Agent, the Agent or the Lenders for any other purpose, or by any other person, firm or corporation for any purpose, without my prior written consent. Each of the matters set forth herein is as of the date hereof, and I hereby undertake no, and disclaim any, obligation to advise you of any change in any matters set forth herein or upon which this opinion is based.

                                       Very truly yours,



                                       Howard Shapiro

HS:sd